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[logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

          MFS(R) STRATEGIC
          INCOME FUND

          SEMIANNUAL REPORT o APRIL 30, 2000

                      -----------------------------------
                      MUTUAL FUND GIFT KITS (see page 38)
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary ....................................................... 10
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 23
Notes to Financial Statements ............................................. 30
Trustees and Officers ..................................................... 41

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
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LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
This spring, the U.S. stock market experienced record point drops and volatility that have given many investors cause for concern. While the recent market correction has rattled a lot of nerves, it's important to put the current market environment in perspective. Throughout the history of the market, investors have experienced numerous corrections (declines of more than 20%) and periods of extreme volatility. Of course, past performance is no guarantee of future results; however, over the long term, stock and bond investors have enjoyed returns that have solidly outpaced inflation.

From our perspective, as we look at the global investment climate at the beginning of the new millennium, we see many reasons for optimism, as well as the need to voice some words of caution. Our reasons for being optimistic about both stock and bond markets include

o STRONG CORPORATE EARNINGS GROWTH: We believe that, over time, the most important driver of stock prices is corporate earnings. Our research indicates that the average earnings growth for U.S. companies could approach 15% in 2000, which would bode very well for U.S. equities. We are also seeing encouraging signs that companies worldwide, and particularly in Europe, are beginning to focus more on earnings and shareholder value -- that is, delivering stock price performance that will reward investors. As we research companies around the globe, we are finding that specific areas of opportunity include technology companies, especially those involved in wireless telecommunications and in supplying infrastructure and services for the Internet.

o LOW INFLATION WORLDWIDE: We believe accelerating inflation is one of the chief factors that could end the current economic boom. While the U.S. economy continues to grow rapidly, we have not experienced significant signs of inflation. In our opinion, perhaps the major force keeping inflation at bay is worldwide productivity increases, fueled by advancing technology. A technological revolution based on computerization and the Internet appears to be making it possible for companies to produce more products with fewer employees, thereby enabling companies to increase earnings without raising prices. A related factor keeping inflation down is the heightened competition of an increasingly global marketplace, where, for example, businesses are beginning to use computer networks and the Internet to shop worldwide for the lowest prices from suppliers.

o STRONG GLOBAL ECONOMIES: Our outlook is that a majority of national economies will continue to experience healthy growth with low inflation. In late January, the current economic boom in the United States became the longest in the nation's history. It appears to us that the U.S. Federal Reserve Board's (the Fed's) program of gradual interest-rate increases will eventually be successful in cooling the somewhat overheated U.S. economy while prolonging the boom. In Europe, we see strong evidence that most countries will continue on a moderate growth path with low inflation. A major reason for this is that European companies have begun to adopt the practices of downsizing, outsourcing, and consolidation that have helped revitalize U.S. industry over the past decade. We are witnessing a similar situation in Japan, as more firms merge, restructure, and invest in technology. In the Pacific Rim, most economies have recovered from the economic turmoil of late summer 1998 and are surging ahead. We believe progress toward restructuring Asia's banking systems and other ailing industries bodes well for stronger investor confidence in the region. While business conditions have been less favorable in Latin America due to relatively high inflation, increased exports and industrial production suggest to us that the region's recession has ended.

Amid this positive global outlook, however, we believe investors should also heed some cautionary notes:

o IT IS HIGHLY UNLIKELY THAT U.S. EQUITY MARKETS WILL CONTINUE TO PERFORM AT THE PACE OF THE LAST SEVERAL YEARS. Although our outlook for U.S. markets this year is quite positive, we believe it is unrealistic for investors to expect stock market returns, as measured by the Standard & Poor's 500 Composite Index,(1) to routinely exceed 20%, as they did for each of the past four years.

o HIGH VALUATIONS, ESPECIALLY OF TECHNOLOGY STOCKS, HAVE MADE U.S. MARKETS INCREASINGLY VOLATILE. Investor excitement over the past year has pushed many technology-related stocks to very high relative prices, as expressed by their price/earnings (P/E) ratios. In general, we believe these higher valuations are largely supported by the strong earnings growth mentioned earlier. However, as we've recently experienced, this backdrop has led to a highly volatile environment, where the market is swift to punish companies whose earnings are less than expected and where fear can rapidly overcome the desire to invest for long-term goals.

o RISING INTEREST RATES MAY DAMPEN MARKETS IN THE SHORT TERM, PARTICULARLY IN THE UNITED STATES AND EUROPE. The Fed's current program of raising interest rates could potentially cool both stock and bond markets, and the European Central Bank has tended to follow the lead of the Fed in adjusting its own interest rates. It is our expectation, however, that in the long term interest rates will trend down again, perhaps by the end of this year. We believe that could be favorable for both equity and fixed-income investments.

On balance, it appears to us that the current global investment climate is well matched to MFS' research-oriented style of investing. In the equity markets, where we believe earnings growth is the most reliable indicator of long-term performance, we feel our research team is second to none in determining the real value of a company and its long-term earnings potential. To do that, our portfolio managers and our worldwide team of research analysts spend extensive time visiting with companies, talking to their customers, and investigating their competition. In fixed-income investing, we believe the quality of our research gives us an advantage by helping us determine which types of securities can add the most value to a fund and by helping us reduce credit risk, which is the biggest danger to some higher-income bond funds. In sum, MFS Original Research(R) is one of the most important factors in our ongoing effort to deliver competitive performance to you, our investors.

We appreciate your confidence and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     May 18, 2000

--------------
(1)The Standard & Poor's 500 Composite Index (the S&P 500) is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of James T. Swanson]
    James T. Swanson

For the six months ended April 30, 2000, Class A shares of the Fund had a total return of 1.22%, Class B shares 0.90%, Class C shares 0.90%, and Class I shares 1.39%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges.

During the same period, the average multisector income fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 1.24%. The Fund's results also compare to returns over the same period for the following unmanaged indices: 1.51% for the Lehman Brothers Government/ Corporate Bond Index (the Lehman Index), -4.35% for the Salomon Brothers World Government Index (the Salomon Index), and 0.08% for the Lehman Brothers High Yield Bond Index. The Lehman Index is weighted by market value and consists of all U.S. Treasury and U.S. government-agency debt and of all publicly issued fixed-rate, nonconvertible, investment-grade domestic corporate debt. The Salomon Index is made up of government bonds with remaining maturities of at least five years. The Lehman Brothers High Yield Bond Index includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1" and at least one year to maturity.

Q. TO WHAT DO YOU ATTRIBUTE THE FUND'S SLIGHT UNDERPERFORMANCE OVER THE PERIOD, RELATIVE TO THE AVERAGE MULTISECTOR INCOME FUND?

A. We think the area that hurt our relative performance was currency, specifically our overweighted position in the euro, which has continued to lose value versus the dollar. Outside of currency, we believe we did relatively well in the six sectors in which we invest: U.S. government and mortgage bonds, U.S. high-grade corporates, U.S. high-yield corporates, international developed countries, emerging markets, and convertible bonds and preferred stocks.

Q. COULD YOU EXPLAIN HOW THE FUND'S INVESTMENT STRATEGY INCORPORATES THESE SIX SECTORS?

A. What we try to do in this Fund is provide both sector diversification and flexibility. We will reallocate assets among the various sectors in response to, or in anticipation of, global events, taking advantage of what we perceive as opportunities throughout the world. Our bottom-up MFS Original Research(R) process plays a key role in this Fund because our approach is to try to pick bonds issued by good companies and good countries, period; none of our sectors is meant to replicate an index.

Q. WE'D LIKE TO LOOK AT HOW EACH SECTOR CONTRIBUTED TO PERFORMANCE, AS WELL AS YOUR OUTLOOK FOR EACH SECTOR. COULD YOU BEGIN WITH THE U.S. GOVERNMENT SECTOR?

A. In this sector, which includes U.S. Treasuries and mortgage-backed securities, we have remained conservative by holding mainly cash and long-term bonds. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) Lately we are seeing worsening inflation numbers and high oil prices as well as some wage inflation, which appears to be Federal Reserve Board (Fed) Chairman Alan Greenspan's biggest worry. Our expectation is that the Fed may raise short-term interest rates still further and that, therefore, this sector may not do well over the near term. Eventually, however, we believe the Fed will succeed in bringing inflation back down and will be able to lower interest rates again. But in the meantime we are remaining cautious; this sector allocation was about a quarter of portfolio assets, at the low end of the Fund's historical range.

Q. LET'S MOVE ON TO THE U.S. HIGH-GRADE CORPORATE BOND SECTOR. HOW DID THIS AREA PERFORM FOR THE FUND?

A. For the markets in general, this was a weak sector. We believe inflation concerns and more supply than demand caused spreads to widen over the period; in other words, the difference in yield (the spread) between high-grade corporate bonds and U.S. Treasuries increased because high-grade yields went up, causing prices of existing bonds to fall.

    We felt, however, this was a strong area for our portfolio because our research identified a number of utilities as crossover opportunities. These are companies whose credit ratings improved over the period, causing their bonds to cross over to a higher rating and therefore appreciate in value. These utilities comprised most of our high-grade corporate holdings, so we feel our research gave us an advantage that helped us to outperform in a sector that generally performed poorly.

    Going forward, our near-term outlook for high-grade corporate bonds is not particularly rosy. It appears to us that the economy may be slowing and that inflation may be on the rise, which we believe could cause corporate earnings to get squeezed. So it's likely we may reduce our holdings in this sector over the next few months from our current weighting of roughly 12% of assets.

Q.  TELL US ABOUT THE U.S. HIGH-YIELD CORPORATE SECTOR.

A. Because this sector consists of bonds issued by companies with lower credit ratings ("junk" bonds), one of the keys to success is avoiding defaults. This is another sector where we feel our Original ResearchSM has historically helped us add yield to the Fund and at the same time steer clear of most potentially problematic companies. The numbers appear to bear out that opinion; in 1999, we were invested in only one of the 88 domestic companies that defaulted on high-yield debt. We also have been careful to diversify in the high-yield area, with no company representing more than 1% of Fund assets.

    Since about November of 1999, it has seemed to us that the market has been expecting a recession because it has been discounting bonds in this sector in anticipation of a 10% default rate, one of the highest rates we have ever seen. We disagree with that expectation of recession; we feel this sector thus represents a great opportunity for our research to identify securities we believe are selling at bargain prices and offering very attractive yields. Therefore we have been gradually adding holdings in this sector, finding some of our best values in media and telecommunications companies.

Q. WHAT ROLE DID INTERNATIONAL DEVELOPED-COUNTRY DEBT PLAY IN THE FUND OVER THE PERIOD?

A. Actually this sector, in which our main focus is Europe, has recently played a minimal role in the portfolio. We have been at our lowest allocation ever, about 8% of assets, because European interest rates have been increasing and we don't envision the situation turning around in the near future. One reason is that growth has been accelerating in Europe, so there is upward pressure on interest rates as competition for capital increases. In terms of relative value, we feel there is currently more value in the United States.

    A problem in Europe has been the disarray among the finance communities of European monetary union (EMU) countries. They are supposed to be speaking with one voice, but instead they appear to be speaking with many different voices. We feel that as a result their central bank, which is supposed to be protecting the value of the euro, has little credibility. We believe this is the main reason the Fund's position in the euro has done poorly. The good news, in our view, is that we are optimistic that nondollar currencies, including the euro, will eventually begin to appreciate as the U.S. economy slows.

Q.  DID EMERGING MARKET DEBT HELP THE FUND OVER THE PERIOD?

A. Yes, this has been our best-performing sector since the beginning of 1999. Again, we feel this is an area where our research has helped yield opportunities that the market in general may have passed over. More than two years ago, for example, we identified Mexican government bonds as undervalued issues due to Mexico's improving economy. During the past quarter, major rating agencies raised these bonds to investment grade. As with the utility bonds mentioned earlier, the Fund benefited from buying these bonds early and seeing them appreciate in price as they crossed over to a higher rating.

    Our research has indicated that emerging markets worldwide may be benefiting from improving fundamentals and rating-agency upgrades. The restoration of credibility in Brazil, South Korea, and Mexico, as well as continuing democratization in many of these countries, has led us to believe that ongoing recoveries in Asia and Latin America may continue to contribute to Fund performance. Our holdings in this sector currently comprise about 12% of assets.

Q. FINALLY, WHAT IS THE ROLE OF CONVERTIBLE BONDS AND PREFERRED STOCKS IN THE FUND?

A. This is a small sector, at about 2% of assets, but we look to these securities to potentially give an extra kick to performance. Convertibles are bond-like instruments that also have equity characteristics; generally, they are corporate bonds that are exchangeable for a certain number of shares of stock at a preset price.

    We tend to add to this sector when the stock market suffers a decline, often causing convertibles to cheapen and trade more on their bond values, which are usually lower than their stock values. We feel this gives us a free option if the stock price should recover and cause the value of the convertible to appreciate. Level 3 Communications, a wireless telecommunications and information services company, represents one of our recent successes in this sector.

Q.  SUMMING UP, COULD YOU GIVE US YOUR OUTLOOK FOR FIXED-INCOME INVESTING?

A. Our outlook is that interest rates may keep rising over the near term and that we may experience continued volatility and uncertainty as the Fed works to slow down the economy. In the longer term, however, we feel the Fed's efforts will eventually succeed, which could bring down the competition for capital and bring down rates, perhaps as early as late 2000.

    Because they are currently so cheap, we feel that high-yield bonds issued by corporations with strong fundamentals and emerging market bonds may continue to do well, even in the short term. The U.S. economy still appears to be strong, and we have been seeing improving fundamentals around the world. So we think the opportunity exists for a flexible fund such as ours to benefit from investing in selected areas.

    Another reason we remain optimistic about bonds is that recent volatility has underscored the riskiness of the stock market. We think this may induce many investors to move money into fixed-income securities, which could help fixed-income prices.

    Also, we foresee more demand for fixed-income products as the U.S. population ages. At the same time, the government has been issuing less debt because of its huge budget surpluses. We believe this combination of increased demand and lower supply could potentially drive up bond prices -- another reason we feel the long-term outlook for fixed-income investing is very good.

/s/ James T. Swanson
    James T. Swanson
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

JAMES T. SWANSON IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT. HE IS PORTFOLIO MANAGER OF MFS STRATEGIC INCOME FUND, MFS GLOBAL GOVERNMENTS FUND, MFS GLOBAL GOVERNMENTS SERIES (PART OF MFS VARIABLE INSURANCE TRUST), THE STRATEGIC INCOME SERIES OFFERED THROUGH MFS/SUN LIFE ANNUITY PRODUCTS, AND TWO CLOSED-END FUNDS, MFS CHARTER INCOME TRUST AND MFS MULTIMARKET INCOME TRUST.

MR. SWANSON JOINED MFS IN 1985 AS VICE PRESIDENT AND WAS NAMED SENIOR VICE PRESIDENT IN 1989.

HE IS A GRADUATE OF COLGATE UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION. MR. SWANSON IS A CHARTERED FINANCIAL ANALYST.

ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH, A GLOBAL, SECURITY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:              SEEKS HIGH CURRENT INCOME BY INVESTING IN FIXED-INCOME
                        SECURITIES. PLUS, THE FUND SEEKS TO PROVIDE SIGNIFICANT CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  OCTOBER 29, 1987

CLASS INCEPTION:        CLASS A  OCTOBER 29, 1987
                        CLASS B  SEPTEMBER 7, 1993
                        CLASS C  SEPTEMBER 1, 1994
                        CLASS I  JANUARY 8, 1997

SIZE:                     $284.2 MILLION NET ASSETS AS OF APRIL 30, 2000

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

THROUGH APRIL 30, 2000

CLASS A
                                                     6 Months       1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +1.22%       +2.22%      +13.89%      +43.40%      +124.17%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                 --         +2.22%      + 4.43%      + 7.48%      +  8.41%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                                 --         -2.64%      + 2.75%      + 6.44%      +  7.88%
--------------------------------------------------------------------------------------------------------------------

CLASS B
                                                     6 Months       1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +0.90%       +1.71%      +11.74%      +38.89%      +114.23%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                 --         +1.71%      + 3.77%      + 6.79%      +  7.92%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                                 --         -2.01%      + 2.97%      + 6.51%      +  7.92%
--------------------------------------------------------------------------------------------------------------------

CLASS C
                                                     6 Months       1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +0.90%       +1.72%      +11.79%      +39.08%      +116.20%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                 --         +1.72%      + 3.79%      + 6.82%      +  8.02%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                                 --         +0.78%      + 3.79%      + 6.82%      +  8.02%
--------------------------------------------------------------------------------------------------------------------

CLASS I
                                                     6 Months       1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +1.39%       +2.72%      +15.22%      +44.85%      +126.43%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                 --         +2.72%      + 4.83%      + 7.69%      +  8.52%
--------------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 2000

QUALITY
Source: Standard & Poor's and Moody's

Governments                             25.9%
"AAA"                                    4.3%
"A"                                      6.9%
"BBB"                                    9.7%
"BB"                                    15.5%
"B"                                     26.6%
"CCC"                                    2.0%
Not Rated                                4.6%
Other                                    4.5%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 2000

Bonds - 95.0%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)              VALUE
--------------------------------------------------------------------------------------------------
U.S. Bonds - 67.3%
  Aerospace - 1.3%
    Argo Tech Corp., 8.625s, 2007                                 $       1,250       $    925,000
    BE Aerospace, Inc., 9.875s, 2006                                      1,000            900,000
    K & F Industries, Inc., 9.25s, 2007                                   1,000            925,000
    United Defense Industries, Inc., 8.75s, 2007                            950            883,500
                                                                                      ------------
                                                                                      $  3,633,500
--------------------------------------------------------------------------------------------------
  Banks - 0.4%
    Hanvit Bank, 12.75s, 2010##                                   $       1,000       $  1,010,000
--------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 3.4%
    Midland Cogeneration Venture Corp., 10.33s, 2002              $       1,045       $  1,068,409
    Midland Funding Corp. II, "A", 11.75s, 2005                           1,250          1,344,113
    Midland Funding Corp., "B", 13.25s, 2006                              4,250          4,960,005
    Residential Accredit Loans, Inc., 7.75s, 2027                         2,522          2,323,130
                                                                                      ------------
                                                                                      $  9,695,657
--------------------------------------------------------------------------------------------------
  Building - 1.0%
    American Standard, Inc., 7.375s, 2008                         $       1,000       $    915,000
    Building Materials Corp., 8s, 2007                                      900            769,500
    Nortek, Inc., 9.875s, 2004                                              270            255,825
    UDC Homes, Inc., 14.5s, 2000                                              6              3,048
    Williams Scotsman, Inc., 9.875s, 2007                                 1,000            930,000
                                                                                      ------------
                                                                                      $  2,873,373
--------------------------------------------------------------------------------------------------
  Business Services - 0.9%
    Iron Mountain, Inc., 10.125s, 2006                            $         670       $    646,550
    Pierce Leahy Corp., 9.125s, 2007                                      1,000            937,500
    Unisystem Corp., 7.875s, 2008                                           900            861,750
                                                                                      ------------
                                                                                      $  2,445,800
--------------------------------------------------------------------------------------------------
  Chemicals - 1.2%
    Huntsman Ici Chemicals, 10.125s, 2009                         $         475       $    470,250
    Lyondell Chemical Co., 9.625s, 2007                                   1,325          1,301,813
    NL Industries, Inc., 11.75s, 2003                                     1,500          1,541,250
    Sterling Chemicals, Inc., 11.25s, 2007                                   25             21,500
                                                                                      ------------
                                                                                      $  3,334,813
--------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.4%
    Anacomp, Inc., 10.875s, 2004                                  $       1,200       $  1,080,000
--------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.8%
    Kindercare Learning Centers, Inc., 9.5s, 2009                 $         240       $    219,000
    Polymer Group, Inc., 9s, 2007                                           900            810,000
    Revlon Consumer Products Corp., 8.125s, 2006                             95             67,925
    Samsonite Corp., 10.75s, 2008                                         1,250          1,056,250
                                                                                      ------------
                                                                                      $  2,153,175
--------------------------------------------------------------------------------------------------

U.S. Bonds - continued
  Container, Forest and Paper Products - 2.2%
    Ball Corp., 8.25s, 2008                                       $       2,250       $  2,120,625
    Buckeye Cellulose Corp., 8.5s, 2005                                     610            581,025
    Gaylord Container Corp., 9.75s, 2007                                  1,225          1,130,062
    Riverwood International Corp., 10.25s, 2006                             500            487,500
    Silgan Holdings, Inc., 9s, 2009                                       1,000            940,000
    U.S. Can Corp., 10.125s, 2006                                           900            918,000
                                                                                      ------------
                                                                                      $  6,177,212
--------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 1.1%
    Commercial Mortgage Asset Trust, 7.839s, 2020
      (Interest only)                                              $     53,114       $  1,734,513
    Morgan Stanley Capital I, Inc., 6.86s, 2010                           1,680          1,314,600
                                                                                      ------------
                                                                                      $  3,049,113
--------------------------------------------------------------------------------------------------
  Energy - 0.5%
    Cheasapeake Energy Corp., 9.625s, 2005                         $        175       $    168,875
    Clark USA, Inc., 10.875s, 2005                                          500            293,750
    P&L Coal Holdings Corp., 9.625s, 2008                                 1,150          1,032,125
                                                                                      ------------
                                                                                      $  1,494,750
--------------------------------------------------------------------------------------------------
  Entertainment
    Marvel Holdings, Inc, 0s, 1998 (Chapter 11)**                  $        445       $          0
--------------------------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corporation - 2.4%
    FGLMC, 7.5s, 2030                                             $       6,975       $  6,833,333
--------------------------------------------------------------------------------------------------
  Federal National Mortgage Association - 4.0%
    FNMA, 7s, 2029                                                $       3,166       $  3,029,432
    FNMA, 7.5s, 2099                                                      8,500          8,319,460
                                                                                      ------------
                                                                                      $ 11,348,892
--------------------------------------------------------------------------------------------------
  Financial Institutions - 1.6%
    DTI Holdings, Inc., 0s to 2003, 12.5s, 2008                   $         500       $    225,000
    Dynex Capital, Inc., 7.875s, 2002                                     1,450            797,500
    Natexis AMBS Co. LLC, 8.44s, 2049##                                   3,800          3,479,291
                                                                                      ------------
                                                                                      $  4,501,791
--------------------------------------------------------------------------------------------------
  Financial Services - 1.1%
    Constellation Finance LLC, 9.8s, 2001                          $      3,250       $  2,990,000
    Madison River Cap/Madison River, 13.25s, 2010##                         250            235,000
                                                                                      ------------
                                                                                      $  3,225,000
--------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.4%
    Borden, Inc., 9.25s, 2019                                      $      1,750       $  1,614,497
    Borden, Inc., 9.2s, 2021                                              2,500          2,313,925
                                                                                      ------------
                                                                                      $  3,928,422
--------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.1%
    U.S. Timberlands, 9.625s, 2007                                 $        460       $    404,800
--------------------------------------------------------------------------------------------------
  Gaming and Hotels - 0.3%
    Prime Hospitality Corp., 9.75s, 2007                           $      1,000       $    952,500
--------------------------------------------------------------------------------------------------
  Government National Mortgage Association - 3.7%
    GNMA, 8s, 2026                                                 $      4,013       $  4,023,508
    GNMA, 6.5s, 2028 - 2028                                               6,125          5,738,312
    GNMA, 6.5s, 2029                                                        924            865,358
                                                                                      ------------
                                                                                      $ 10,627,178
--------------------------------------------------------------------------------------------------
  Healthcare - 0.6%
    Tenet Healthcare Corp., 6s, 2005                               $      2,000       $  1,610,000
--------------------------------------------------------------------------------------------------
  Industrial - 0.7%
    Allied Waste North America, Inc., 10s, 2009                    $      1,000       $    687,500
    Hayes Wheels International, Inc., 9.125s, 2007                        1,000            910,000
    IMO Industries, Inc., 11.75s, 2006                                      500            500,000
                                                                                      ------------
                                                                                      $  2,097,500
--------------------------------------------------------------------------------------------------
  Media - 2.9%
    American Radio Systems Corp., 9s, 2006                         $        350       $    353,895
    Chancellor Media Corp., 8.125s, 2007                                    900            891,000
    Chancellor Media Corp., 8s, 2008                                      1,250          1,228,125
    Cumulus Media, Inc., 10.375s, 2008                                    2,750          2,488,750
    Echostar DBS Corp., 9.375s, 2009                                      1,750          1,680,000
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                          1,000          1,000,000
    Jones Intercable, Inc., 8.875s, 2007                                    500            510,080
    Outdoor Systems, Inc., 8.875s, 2007                                     175            169,341
                                                                                      ------------
                                                                                      $  8,321,191
--------------------------------------------------------------------------------------------------
  Metals and Minerals - 1.6%
    AK Steel Holdings Corp., 9.125s, 2006                          $        400       $    392,000
    Commonwealth Aluminum Corp., 10.75s, 2006                               425            421,812
    Haynes International, Inc., 11.625s, 2004                             1,000            550,000
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                          300            286,500
    Kaiser Aluminum & Chemical Corp., 10.875s, 2006                         750            708,750
    Metal Management, Inc., 10s, 2008                                     1,000            730,000
    Thermadyne Holdings Corp., 0s to 2003, 12.5s, 2008                    2,000            840,000
    WCI Steel, Inc., 10s, 2004                                              700            686,000
                                                                                      ------------
                                                                                      $  4,615,062
--------------------------------------------------------------------------------------------------
  Oils - 1.7%
    Triton Energy Ltd/Triton, 9.25s, 2005                           $     4,500       $  4,455,000
    Triton PCS, Inc., 0s to 2003, 11s, 2008                                 625            445,312
                                                                                      ------------
                                                                                      $  4,900,312
--------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.4%
    Hollinger International Publishing, 9.25s, 2007                 $     1,250       $  1,206,250
--------------------------------------------------------------------------------------------------

U.S. Bonds - continued
  Retail - 0.2%
    Musicland Group, Inc., 9.875s, 2008                             $       850       $    705,500
--------------------------------------------------------------------------------------------------
  Retail and Drugstores - 0.5%
    Rite Aid Corp., 5.25s, 2002                                     $     3,750       $  1,457,813
--------------------------------------------------------------------------------------------------
  Special Products and Services - 1.2%
    AAF-McQuay, Inc., 8.875s, 2003                                  $       550       $    475,750
    International Knife & Saw, Inc., 11.375s, 2006                          850            552,500
    Silicon Graphics, Inc., 5.25s, 2004                                   3,000          2,122,500
    Synthetic Industries, Inc., 13s, 2000                                   370            364,450
                                                                                      ------------
                                                                                      $  3,515,200
--------------------------------------------------------------------------------------------------
  Supermarkets - 0.1%
    Marsh Supermarkets, Inc., 8.875s, 2007                          $       150       $    139,500
--------------------------------------------------------------------------------------------------
  Telecommunications - 10.1%
    Adelphia Communications Corp., 8.375s, 2008                     $     1,000       $    890,000
    Adelphia Communications Corp., 9.875s, 2007                              75             72,563
    Allbritton Communications Co., 9.75s, 2007                            1,000            937,500
    Centennial Cellular Operating Co., 10.75s, 2008                       1,000            995,000
    Century Communications Corp., 9.5s, 2005                                450            428,625
    Century Communications Corp., 0s, 2008                                1,300            539,500
    Charter Communications Holdings, 0s to 2004, 9.92s,
      2011                                                                2,250          1,237,500
    Comcast Corp., 10.25s, 2001                                           1,425          1,473,892
    Comcast Corp., 9.375s, 2005                                             360            377,168
    Crown Castle International Corp., 9s, 2011                            1,250          1,162,500
    Focal Communications Corp., 12.125s, 2008                               150             96,750
    Frontiervision Operating Partnership LP, 11s, 2006                    1,150          1,173,000
    Granite Broadcasting Corp., 8.875s, 2008                                280            241,500
    ICG Holdings, Inc., 0s to 2001, 12.5s, 2006                           1,100            880,000
    Intermedia Communications, Inc., 0s to 2002, 11.25s,
      2007                                                                1,800          1,372,500
    ITC Deltacom, Inc., 11s, 2007                                         1,276          1,301,520
    Level 3 Communications, Inc., 9.125s, 2008                            1,500          1,301,250
    Liberty Media Corp., 8.25s, 2030##                                    4,150          3,969,724
    LIN Televison Corp., 8.375s, 2008                                       700            595,000
    Maxcom Telecomunicaciones CV, 13.75s, 2007##                          2,525          2,499,750
    Nextel Communications, Inc., 0s to 2003, 9.95s, 2008                  1,550          1,085,000
    Nextel International, Inc., 0s to 2003, 12.125s, 2008                 1,500            930,000
    NTL, Inc., 0s to 2003, 9.75s, 2008##                                  1,250            792,187
    NTL, Inc., 0s to 2003, 12.375s, 2008                                    400            262,000
    PSINET, Inc., 11s, 2009                                                 750            660,000
    PTC International Finance BV, 11.25s, 2009##                            185            192,400
    Qwest Communications International, Inc., 10.875s,
      2007                                                                  289            310,409
    Spectrasite Holdings, Inc., 10.75s, 2010##                            1,500          1,477,500
    United International Holdings, 0s to 2003, 10.75s,
      2008                                                                  650            429,000
    Western Wireless Corp., 10.5s, 2007                                     500            512,500
    WorldCom, Inc., 8.875s, 2006                                            590            613,447
                                                                                      ------------
                                                                                      $ 28,809,685
--------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 15.4%
    U.S. Treasury Bonds, 9.875s, 2015                              $      2,166       $  2,913,617
    U.S. Treasury Bonds, 0s, 2019                                         9,000          2,793,780
    U.S. Treasury Bonds, 6.125s, 2029                                     1,816          1,820,249
    U.S. Treasury Bonds, 6.25s, 2030                                      5,000          5,196,850
    U.S. Treasury Notes, 8s, 2001                                        18,750         19,022,437
    U.S. Treasury Notes, 6s, 2004                                         8,510          8,331,801
    U.S. Treasury Notes, 4.25s, 2010                                      3,519          3,593,963
                                                                                      ------------
                                                                                        43,672,697
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 4.1%
    CMS Energy Corp., 6.75s, 2004                                  $      1,000       $    945,000
    Niagara Mohawk Power Corp., 8.77s, 2018                               1,481          1,536,686
    Texas & New Mexico Power Co., 10.75s, 2003                            8,190          8,257,158
    Waterford 3 Funding Entergy Corp., 8.09s, 2017                          851            789,328
                                                                                      ------------
                                                                                      $ 11,528,172
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                      $191,348,191
--------------------------------------------------------------------------------------------------
Foreign Bonds - 27.7%
  Argentina - 3.1%
    Industrias Metalurgicas Pescarm, 9.5s, 2002## (Metals
      & Minerals)                                                  $        250       $    167,500
    Acindar Industria de Argentina, 11.25s, 2004
      (Steel - Producers)                                                 1,379          1,103,200
    Autopistas Del Sol S.A., 10.25s, 2009 (Industrial)##                  2,000          1,660,000
    Cablevision S.A., 13.75s, 2007 (Cable Television)##                     900            873,000
    CIA Latino Americana, 11.625s, 2004 (Sovereign)                       1,500          1,005,000
    CIA Latino Americana, 11.625s, 2004 (Sovereign)##                     1,750          1,163,750
    Multicanal S.A., 0s, 2000 (Cable Television)                          2,000          1,911,400
    Supercanal Holdings S.A., 11.5s, 2005
      (Telecommunications)##**                                            1,000            430,000
    Telefonica de Argentina, 9.125s, 2008
      (Telecommunications)                                                  500            488,430
                                                                                      ------------
                                                                                      $  8,802,280
--------------------------------------------------------------------------------------------------
  Bermuda - 0.5%
    Flag Ltd., 8.25s, 2008 (Conglomerate)                          $        200       $    178,000
    Global Crossing Holdings Ltd., 9.625s, 2008
      (Telecommunications)                                                1,250          1,225,000
                                                                                      ------------
                                                                                      $  1,403,000
--------------------------------------------------------------------------------------------------
  Brazil - 0.8%
    Federal Republic of Brazil, 7.375s, 2006                       $         93       $     83,003
    Federal Republic of Brazil, 6s, 2024                                  2,000          1,275,000
    Federal Republic of Brazil, 12.25s, 2030                              1,000            915,000
                                                                                      ------------
                                                                                      $  2,273,003
--------------------------------------------------------------------------------------------------
  Canada - 1.1%
    AT&T Canada, Inc., 0s to 2003, 9.95s, 2008
      (Telecommunications)                                         $      1,500       $  1,196,970
    PCI Chemicals Canada, Inc., 9.25s, 2007 (Chemicals)                     490            400,575
    Rogers Cantel, Inc., 9.375s, 2008
      (Telecommunications)                                                1,500          1,492,500
                                                                                      ------------
                                                                                      $  3,090,045
--------------------------------------------------------------------------------------------------
  France - 1.4%
    Republic of France, 3.5s, 2004                                  EUR   4,695       $  4,037,757
--------------------------------------------------------------------------------------------------
  Germany - 1.4%
    Federal Republic of Germany, 4.5s, 2009                         EUR   4,688       $  4,011,220
--------------------------------------------------------------------------------------------------
  Grand Cayman Islands - 0.9% APP Finance IX Ltd., 10.526s, 2001
      (Paper & Related Products)                                   $       3,000      $  2,625,000
--------------------------------------------------------------------------------------------------
  Greece - 3.1%
    Fage Dairy Industries S.A., 9s, 2007 (Food and
      Beverage Products)                                           $      4,300       $  3,569,000
    Hellenic Republic, 6.6s, 2004                                   GRD 603,800          1,667,324
    Hellenic Republic, 6s, 2006                                         639,500          1,728,939
    Hellenic Republic, 8.6s, 2008                                       558,900          1,739,530
                                                                                      ------------
                                                                                      $  8,704,793
--------------------------------------------------------------------------------------------------
  Hong Kong - 0.3%
    Daewoo Hong Kong Ltd., 5.675s, 2001
      (Distribution/Wholesale)**                                   $      3,000       $    960,000
--------------------------------------------------------------------------------------------------
  Indonesia - 0.3%
    Indah Kiat Finance Mauritius Ltd., 10s, 2007 (Paper &
      Forest Products)                                             $      1,250       $    815,625
--------------------------------------------------------------------------------------------------
  Luxembourg - 0.1%
    Millicom International Cellular, 0s to 2001, 13.5s,
      2006 (Telecommunications)                                    $        255       $    215,475
--------------------------------------------------------------------------------------------------
  Mexico - 1.7%
    Alestra S.A. de RL de CV, 12.625s, 2009
      (Telecommunications)                                         $      1,000       $    970,000
    Aztec Hldgs S.A., 11s, 2002 (Industrial)                                550            528,000
    Bepensa S.A., 9.75s, 2004 (Sovereign)                                 1,000            925,000
    Empresas ICA Sociedad Controladora S.A. de CV, 5s,
      2004 (Construction)                                                   500            255,000
    Grupo Minero Mexico S.A. de CV, 8.25s, 2008
      (Diversified Minerals)                                                500            412,500
    Nuevo Grupo Iusacell S.A., 14.25s, 2006
      (Telecommunications)##                                              1,200          1,254,000
    Satelites Mexicanos S.A. de CV, 10.125s, 2004
      (Telecommunications)                                                  500            375,000
                                                                                      ------------
                                                                                      $  4,719,500
--------------------------------------------------------------------------------------------------
  Netherlands - 1.7%
    Cellco Finance N.V. Turkcell, 12.75s, 2005
      (Telecommunications)##                                       $        500       $    508,750
    PT Alatief Freeport Finance, 9.75s, 2001 (Finance)                      635            565,150
    Tenet Healthcare Corp., 0s, 2002 (Medical and Health
      Technology and Services)                                            2,402          1,924,603
    United Pan Europe Communication N.V., 10.875s, 2009
      (Cable Television)                                                  2,000          1,830,000
                                                                                      ------------
                                                                                      $  4,828,503
--------------------------------------------------------------------------------------------------
  Russia - 3.2%
    Russia Principal Loans, 6.906s, 2020**                         $     33,805       $  9,211,862
--------------------------------------------------------------------------------------------------
  South Korea - 0.1%
    Chohung Bank, 11.5s, 2010 (Banks & Credit Cos.)##              $        250       $    245,000
--------------------------------------------------------------------------------------------------
  Turkey - 0.2%
    Republic of Turkey, 11.875s, 2030                              $        500       $    540,625
--------------------------------------------------------------------------------------------------
  United Kingdom - 7.4%
    Cable & Wireless Communications, 6.75s, 2008
      (Telecommunications)                                         $      8,973       $  8,960,189
    Colt Telecom Group PLC, 8.875s, 2007
      (Telecommunications)                                           DEM    500            234,678
    Colt Telecom Group PLC, 0s to 2001, 12s, 2006
      (Telecommunications)                                         $      1,425          1,225,500
    Daiwa PB Ltd., 7.241s, 2049 (Banks and Credit Cos.)                   6,000          5,160,000
    Diamond Cable Communications Corp. PLC, 0s to 2000,
      11.75s, 2005 (Telecommunications)                                     250            232,500
    Dolphin Telecom PLC, 0s to 2004, 14s, 2009
      (Telecommunications)                                                2,800          1,099,000
    OTE PLC, 6.125s, 2007 (Industrial)                              EUR   1,210          1,098,119
    Telewest Communications PLC, 9.625s, 2006
      (Cable Television)                                           $      1,050          1,015,875
    United Kingdom Treasury, 6.75s, 2004                            GBP   1,204          1,948,175
                                                                                      ------------
                                                                                      $ 20,974,036
--------------------------------------------------------------------------------------------------
  Uruguay - 0.4%
    Banco Central Del Uruguay, 6.75s, 2021 (Banks &
      Credit Cos.)                                                 $      1,250       $  1,100,000
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                   $ 78,557,724
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $288,192,361)                                            269,905,915
--------------------------------------------------------------------------------------------------
Stocks
--------------------------------------------------------------------------------------------------
U.S. Stocks
  Real Estate Investment Trusts
    Atlantic Gulf Communities Corp.*+ (Identified Cost, $0)                 100       $         15
--------------------------------------------------------------------------------------------------
Preferred Stock - 1.3%
--------------------------------------------------------------------------------------------------
                                                                         SHARES
--------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Renaissance Cosmetics, Inc., 14s**                                      807       $          0
--------------------------------------------------------------------------------------------------
  Finance - 0.7%
    Equitable Iowa Capital Trust, 8.7s                                   80,000       $  1,960,000
--------------------------------------------------------------------------------------------------
  Media - 0.3%
    CSC Holdings, Inc., 11.125s                                          10,216       $  1,098,220
--------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.3%
    Primedia, Inc., 8.625s                                                9,000       $    828,000
--------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $4,359,893)                                   $  3,886,220
--------------------------------------------------------------------------------------------------
Warrants
--------------------------------------------------------------------------------------------------
    DTI Holdings, Inc. Expiration Date 3/01/08*                           2,500       $         25
    ICO, Inc. Expiration Date 7/01/02*                                   62,500             38,125
    Renaissance Cosmetics, Inc. Expiration Date 8/31/09*                    655                  0
--------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $55,371)                                             $     38,150
--------------------------------------------------------------------------------------------------
Rights
--------------------------------------------------------------------------------------------------
    United Mexican States*                                                1,000       $          0
    Banco Central Del Uraguay Vrr B                                           5                  0
--------------------------------------------------------------------------------------------------
Total Rights (Identified Cost, $0)                                                    $          0
--------------------------------------------------------------------------------------------------

Put Options Purchased - 0.2%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)              VALUE
--------------------------------------------------------------------------------------------------
    Australian Dollar/August/0.66                                  $     10,024       $      2,195
    Euro/May/0.935                                                       29,618              4,176
    Euro/May/0.98                                                        15,730                  0
    Euro/May/1.03                                                         7,814                  0
    Euro/August/1.07                                                      8,117                520
    Euro/August/1.04                                                      9,468              4,185
    Great British Pound/August/0.62                                       9,502             49,746
    Great British Pound/August/0.615                                      9,414             57,913
    Great British Pound/August/0.595                                      4,554            139,292
    Japanese Yen/May/108.5                                            1,660,793              8,304
    Japanese Yen/June/110                                             1,490,837            111,813
    Japanese Yen/June/102                                             1,555,627            150,896
    Japanese Yen/January/130                                             70,161             23,293
--------------------------------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $1,754,611)                               $    552,333
--------------------------------------------------------------------------------------------------
Repurchase Agreement - 5.7%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 04/28/00, due 05/01/00, total to be
      received $16,161,714 (Secured by various U.S. Treasury
      and Federal Agency Obligations), at Cost                     $     16,154       $ 16,154,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $310,516,236)                                     $290,536,633
--------------------------------------------------------------------------------------------------
Call Options Written - (0.5)%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Australian Dollars/August/0.61                                AUD     9,265       $   (438,521)
    Canadian Dollars/September/1.40                               CAD    18,575            (12,222)
    Japanese Yen/June/102.60                                      JPY 1,570,482           (749,121)
    Japanese Yen/September/93.25                                  JPY 1,422,179           (356,967)
--------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $826,836)                              $ (1,556,831)
--------------------------------------------------------------------------------------------------
    Euro/August/1.12                                              EUR    10,196       $       (102)
    Japanese Yen/July/108                                         JPY 1,511,958           (269,128)
    Great British Pound/September/.615                            GBP 9,413,710           (139,292)
--------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $341,954)                              $   (408,522)

Other Assets, Less Liabilities - (1.6)%                                                 (4,417,705)
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $284,153,575
--------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ** In default.
 ## SEC Rule 144A restriction.
  + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.
AUD = Australian Dollars         JPY = Japanese Yen
DEM = Deutsche Marks             NZD = New Zealand Dollars
CAD = Canadian Dollars           SEK = Swedish Kronor
EUR = Euro                       VEB = Venezuelan Bolivar
GBP = British Pounds             ZAR = South African Rand
GRD = Greek Drachma

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------------------------
APRIL 30, 2000
---------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $310,516,236)                          $290,536,633
  Cash                                                                                 34,760
  Net receivable for forward foreign currency exchange contracts to sell            1,680,883
  Receivable for Fund shares sold                                                   1,066,845
  Receivable for written options                                                      139,292
  Interest receivable                                                               5,382,115
  Other assets                                                                          2,792
                                                                                 ------------
      Total assets                                                               $298,843,320
                                                                                 ------------
Liabilities:
  Payable for Fund shares reacquired                                             $    589,244
  Payable for investments purchased                                                 9,066,085
  Net payable for forward foreign currency exchange contracts subject to
    master netting agreements                                                         593,010
  Net payable for forward foreign currency exchange contracts to purchase           2,277,007
  Written options outstanding, at value (premiums received, $1,168,790)             1,965,353
  Payable to affiliates -
    Management fee                                                                     11,463
    Administrative fee                                                                    409
    Shareholder servicing agent fee                                                     2,336
    Distribution fee                                                                   17,692
  Accrued expenses and other liabilities                                              167,146
                                                                                 ------------
      Total liabilities                                                          $ 14,689,745
                                                                                 ------------
Net assets                                                                       $284,153,575
                                                                                 ============
Net assets consist of:
  Paid-in capital                                                                $326,825,057
  Unrealized depreciation on investments and translation of assets and
    liabilities in foreign currencies                                             (22,017,531)
  Accumulated net realized loss on investments and foreign currency
    transactions                                                                  (20,524,734)
  Accumulated distributions in excess of net investment income                       (129,217)
                                                                                 ------------
      Total                                                                      $284,153,575
                                                                                 ============
Shares of beneficial interest outstanding                                          40,650,298
                                                                                 ============
Class A shares:
  Net asset value and redemption price per share
    (net assets of $103,762,547 / 14,749,648 shares of beneficial
     interest outstanding)                                                           $7.03
                                                                                     =====
  Offering price per share (100 / 95.25)                                             $7.38
                                                                                     =====
Class B shares:
  Net asset value and offering price per share
    (net assets $141,666,532 / 20,328,164 shares of beneficial interest
     outstanding)                                                                    $6.97
                                                                                     =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $38,368,130 / 5,521,875 shares of beneficial interest
     outstanding)                                                                    $6.95
                                                                                     =====
Class I shares:
  Net asset value and offering price per share
    (net assets of $356,366 / 50,611 shares of beneficial interest
     outstanding)                                                                    $7.04
                                                                                     =====
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2000
-------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                                          $12,746,443
    Dividend                                                                              125,808
                                                                                      -----------
      Total investment income                                                         $12,872,251
                                                                                      -----------
  Expenses -
    Management fee                                                                    $ 1,605,879
    Administrative fee                                                                     15,823
    Trustees' compensation                                                                 13,152
    Shareholder servicing agent fee                                                       141,224
    Distribution and service fee (Class A)                                                174,882
    Distribution and service fee (Class B)                                                717,495
    Distribution and service fee (Class C)                                                193,358
    Custodian fee                                                                          71,734
    Printing                                                                               29,668
    Auditing fees                                                                          18,500
    Postage                                                                                18,388
    Legal fees                                                                                469
    Miscellaneous                                                                         146,661
                                                                                      -----------
      Total expenses                                                                  $ 3,147,233
    Fees paid indirectly                                                                  (34,783)
    Reduction of expenses by investment adviser                                        (1,282,757)
                                                                                      -----------
      Net expenses                                                                    $ 1,829,693
                                                                                      -----------
        Net investment income                                                         $11,042,558
                                                                                      -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                           $(2,002,876)
    Written option transactions                                                            99,501
    Foreign currency transactions                                                         891,744
                                                                                      -----------
        Net realized loss on investments                                              $(1,011,631)
                                                                                      -----------
  Change in unrealized depreciation -
    Investments                                                                       $(3,514,468)
    Written options                                                                      (389,238)
    Translation of assets and liabilities in foreign currencies                        (3,134,099)
                                                                                      -----------
        Net unrealized loss on investments                                            $(7,037,805)
                                                                                      -----------
          Net realized and unrealized loss on investments and foreign currency        $(8,049,436)
                                                                                      -----------
            Increase in net assets from operations                                    $ 2,993,122
                                                                                      ===========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                                                                                         SIX MONTHS ENDED             YEAR ENDED
                                                                                           APRIL 30, 2000       OCTOBER 31, 1999
                                                                                              (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                                      $ 11,042,558           $ 22,531,803
  Net realized loss on investments and foreign currency
    transactions                                                                               (1,011,631)            (4,247,127)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                                       (7,037,805)             6,458,982
                                                                                             ------------           ------------
    Increase in net assets from operations                                                   $  2,993,122           $ 24,743,658
                                                                                             ------------           ------------
Distributions declared to shareholders -
  From net investment income (Class A)                                                       $ (4,992,244)          $ (9,445,543)
  From net investment income (Class B)                                                         (6,793,394)           (12,830,532)
  From net investment income (Class C)                                                         (1,837,260)            (3,777,370)
  From net investment income (Class I)                                                            (15,956)               (27,411)
                                                                                             ------------           ------------
    Total distributions declared to shareholders                                             $(13,638,854)          $(26,080,856)
                                                                                             ------------           ------------
Net increase in net assets from Fund share transactions                                      $ 10,369,783           $ 14,151,635
                                                                                             ------------           ------------
    Total increase (decrease) in net assets                                                  $   (275,949)          $ 12,814,437
Net assets:
  At beginning of period                                                                      284,429,524            271,615,087
                                                                                             ------------           ------------
  At end of period (including (distributions in excess of net investment income)
    and accumulated undistributed net investment income of $(129,217) and $2,467,079,
    respectively)                                                                            $284,153,575           $284,429,524
                                                                                             ============           ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                         SIX MONTHS ENDED        ----------------------------------------------------------
                                           APRIL 30, 2000          1999         1998         1997        1996          1995
                                              (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
                                                 CLASS A
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $ 7.30         $ 7.33       $ 8.24       $ 8.19       $ 8.07       $ 7.57
                                                  ------         ------       ------       ------       ------       ------
Income from investment operations# -
  Net investment income(S)                        $ 0.29         $ 0.62       $ 0.66       $ 0.69       $ 0.62       $ 0.60
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                               (0.20)          0.06        (0.81)        0.13         0.18         0.48
                                                  ------         ------       ------       ------       ------       ------
      Total from investment operations            $ 0.09         $ 0.68       $(0.15)      $ 0.82       $ 0.80       $ 1.08
                                                  ------         ------       ------       ------       ------       ------
Less distributions declared to shareholders -
  From net investment income                      $(0.36)        $(0.71)      $(0.63)      $(0.69)      $(0.60)      $(0.58)
  From net realized gain on investments and
  foreign currency transactions                     --             --          (0.13)       (0.08)       (0.08)        --
                                                  ------         ------       ------       ------       ------       ------
      Total distributions declared
        to shareholders                           $(0.36)        $(0.71)      $(0.76)      $(0.77)      $(0.68)      $(0.58)
                                                  ------         ------       ------       ------       ------       ------
Net asset value - end of period                   $ 7.03         $ 7.30       $ 7.33       $ 8.24       $ 8.19       $ 8.07
                                                  ======         ======       ======       ======       ======       ======
Total return(+)                                     1.22%++        9.72%       (2.21)%      10.40%       10.42%       15.00%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                        0.89%+         0.88%        0.85%        0.79%        1.13%        1.54%
  Net investment income                             8.18%+         8.42%        8.26%        8.26%        7.63%        7.86%
Portfolio turnover                                    53%           204%         299%         217%         287%         249%
Net assets at end of period (000 omitted)       $103,763       $100,469      $95,292      $69,874      $49,432       $41,688

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Additionally the investment adviser paid a portion of the Fund's operating expenses. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
    Net investment income                         $ 0.26         $ 0.55       $ 0.58       $ 0.58       $ 0.54       $ 0.53
    Ratios (to average net assets):
      Expenses##                                    1.79%+         1.83%        1.84%        2.01%        2.06%        2.47%
      Net investment income                         7.28%+         7.47%        7.24%        7.04%        6.70%        6.89%
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                       SIX MONTHS ENDED          ----------------------------------------------------------
                                         APRIL 30, 2000           1999          1998         1997        1996          1995
                                            (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $ 7.24         $ 7.27       $ 8.18       $ 8.14       $ 8.03       $ 7.53
                                                  ------         ------       ------       ------       ------       ------
Income from investment operations# -
  Net investment income(S)                        $ 0.27         $ 0.57       $ 0.61       $ 0.61       $ 0.56       $ 0.55
  Net realized and unrealized gain (loss)
    on investments and foreign currency            (0.20)          0.07        (0.81)        0.15         0.18         0.48
                                                  ------         ------       ------       ------       ------       ------
      Total from investment operations            $ 0.07         $ 0.64       $(0.20)      $ 0.76       $ 0.74       $ 1.03
                                                  ------         ------       ------       ------       ------       ------
Less distributions declared to shareholders -
  From net investment income                      $(0.34)        $(0.67)      $(0.58)      $(0.64)      $(0.55)      $(0.53)
  From net realized gain on investments and
    foreign currency transactions                   --             --          (0.13)       (0.08)       (0.08)        --
                                                  ------         ------       ------       ------       ------       ------
      Total distributions declared
        to shareholders                           $(0.34)        $(0.67)      $(0.71)      $(0.72)      $(0.63)      $(0.53)
                                                  ------         ------       ------       ------       ------       ------
Net asset value - end of period                   $ 6.97         $ 7.24       $ 7.27       $ 8.18       $ 8.14       $ 8.03
                                                  ======         ======       ======       ======       ======       ======
Total return                                        0.90%++        9.10%       (2.84)%       9.64%        9.68%       14.23%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                        1.54%+         1.53%        1.51%        1.44%        1.80%        2.27%
  Net investment income                             7.52%+         7.77%        7.64%        7.51%        7.02%        7.15%
Portfolio turnover                                    53%           204%         299%         217%         287%         249%
Net assets at end of period (000 omitted)       $141,667       $144,849     $133,872      $71,459      $25,361      $8,365

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Additionally the investment adviser paid a portion of the Fund's operating expenses. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
    Net investment income                         $ 0.24         $ 0.50       $ 0.53       $ 0.50       $ 0.49       $ 0.48
    Ratios (to average net assets):
      Expenses##                                    2.44%+         2.48%        2.50%        2.66%        2.73%        3.20%
      Net investment income                         6.62%+         6.82%        6.62%        6.29%        6.09%        6.18%
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                        SIX MONTHS ENDED         ----------------------------------------------------------
                                          APRIL 30, 2000           1999         1998         1997         1996         1995
                                             (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
                                                 CLASS C
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $ 7.22         $ 7.25       $ 8.16       $ 8.12       $ 8.00       $ 7.53
                                                  ------         ------       ------       ------       ------       ------
Income from investment operations# -
  Net investment income(S)                        $ 0.27         $ 0.57       $ 0.61       $ 0.60       $ 0.57       $ 0.54
  Net realized and unrealized gain (loss)
    on investments and foreign currency            (0.20)          0.07        (0.81)        0.16         0.18         0.48
                                                  ------         ------       ------       ------       ------       ------
      Total from investment operations            $ 0.07         $ 0.64       $(0.20)      $ 0.76       $ 0.75       $ 1.02
                                                  ------         ------       ------       ------       ------       ------
Less distributions declared to shareholders -
  From net investment income                      $(0.34)        $(0.67)      $(0.58)      $(0.64)      $(0.55)      $(0.55)
  From net realized gain on investments
    and foreign currency transactions               --             --          (0.13)       (0.08)       (0.08)        --
                                                  ------         ------       ------       ------       ------       ------
      Total distributions declared to
        shareholders                              $(0.34)        $(0.67)      $(0.71)      $(0.72)      $(0.63)      $(0.55)
                                                  ------         ------       ------       ------       ------       ------
Net asset value - end of period                   $ 6.95         $ 7.22       $ 7.25       $ 8.16       $ 8.12       $ 8.00
                                                  ======         ======       ======       ======       ======       ======
Total return                                        0.90%++        9.12%       (2.84)%       9.68%        9.80%       14.17%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                        1.54%+         1.53%        1.51%        1.44%        1.71%        2.20%
  Net investment income                             7.53%+         7.78%        7.65%        7.44%        7.12%        7.23%
Portfolio turnover                                    53%           204%         299%         217%         287%         249%
Net assets at end of period (000 omitted)        $38,368        $38,808      $42,213      $20,464       $5,478       $1,060

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Additionally the investment adviser paid a portion of the Fund's operating expenses. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
    Net investment income                         $ 0.24         $ 0.50       $ 0.53       $ 0.50       $ 0.51       $ 0.46
    Ratios (to average net assets):
      Expenses##                                    2.44%+         2.48%        2.50%        2.66%        2.64%        3.13%
      Net investment income                         6.63%+         6.83%        6.63%        6.21%        6.19%        6.26%
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED OCTOBER 31,
                                                 SIX MONTHS ENDED            --------------------------------------
                                                   APRIL 30, 2000             1999             1998            1997*
                                                      (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------
                                                          CLASS I
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                      $ 7.31            $ 7.33          $ 8.25          $ 8.15
                                                           ------            ------          ------          ------
Income from investment operations# -
  Net investment income(S)                                 $ 0.31            $ 0.65          $ 0.72          $ 0.49
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        (0.21)             0.07           (0.85)           0.15
                                                           ------            ------          ------          ------
      Total from investment operations                     $ 0.10            $ 0.72          $(0.13)         $ 0.64
                                                           ------            ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                               $(0.37)           $(0.74)         $(0.66)         $(0.54)
  From net realized gain on investments and foreign
    currency transactions                                    --                --             (0.13)           --
                                                           ------            ------          ------          ------
      Total distributions declared to shareholders         $(0.37)           $(0.74)         $(0.79)         $(0.54)
                                                           ------            ------          ------          ------
Net asset value - end of period                            $ 7.04            $ 7.31          $ 7.33          $ 8.25
                                                           ======            ======          ======          ======
Total return                                                 1.39%++          10.25%          (2.00)%          5.98%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 0.55%+            0.53%           0.50%           0.44%+
  Net investment income                                      8.55%+            8.77%           8.51%           7.69%+
Portfolio turnover                                             53%              204%            299%            217%
Net assets at end of period (000 omitted)                  $  356            $  304          $  238          $  230

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Additionally the investment adviser paid a portion of the Fund's operating expenses. If these fees had been incurred by the
    Fund, the net investment income per share and the ratios would have been:
   Net investment income                                   $ 0.28            $ 0.58          $ 0.63          $ 0.40
   Ratios (to average net assets):
     Expenses##                                              1.45%+            1.48%           1.49%           1.66%+
     Net investment income                                   7.65%+            7.82%           7.49%           6.47%+

  * For the period from the inception of Class I shares, January 8, 1997, through October 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Strategic Income Fund (the Fund) is a nondiversified series of MFS Series Trust VIII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the option contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Fees Paid Indirectly - The Fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Realized gain is reported net of any foreign capital gains tax in the Statement of Operations.

At October 31, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $18,580,519 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2006, ($11,281,953) and October 31, 2007, ($7,298,566).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets and 7.14% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. The Fund's Management fee is currently being charged at a rate of 0.50% of average daily net assets. Effective March 1, 2000, MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management and distribution fees such that the Fund's aggregate expenses do not exceed 0.08% of daily net assets. Prior to March 1, 2000, the aggregate expenses, exclusive of management and distribution fees, were all paid by the investment adviser. This is reflected as a reduction of total expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $6,734 for the Period ended April 30, 2000.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund incurs an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $45,719 for the period ended April 30, 2000, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $9,761 for the period ended April 30, 2000. Fees incurred under the distribution plan during the period ended April 30, 2000, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $13,708 and $20,512 for Class B and Class C shares, respectively, for the period ended April 30, 2000. Fees incurred under the distribution plan during the year ended April 30, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the Period ended April 30, 2000, were $129, $227,236, and $5,726 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                       PURCHASES          SALES
--------------------------------------------------------------------------------
U.S. government securities                          $ 45,678,654   $ 25,695,460
                                                    ------------   ------------
Investments (non-U.S. government securities)        $103,578,000   $115,285,760
                                                    ------------   ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $311,448,820
                                                                   ------------
Gross unrealized appreciation                                      $  5,503,012
Gross unrealized depreciation                                       (26,415,199)
                                                                   ------------
    Net unrealized depreciation                                    $(20,912,187)
                                                                   ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                    SIX MONTHS ENDED APRIL 30, 2000         YEAR ENDED OCTOBER 31, 1999
                                    -------------------------------       -----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            3,265,903       $ 23,473,995        4,360,463       $ 32,110,145
Shares issued to shareholders in
  reinvestment of distributions          410,583          2,946,694          775,005          5,687,469
Shares reacquired                     (2,687,728)       (19,351,246)      (4,375,018)       (32,241,084)
                                      ----------       ------------       ----------       ------------
    Net increase                         988,758       $  7,069,443          760,450       $  5,556,530
                                      ==========       ============       ==========       ============

Class B Shares
                                    SIX MONTHS ENDED APRIL 30, 2000         YEAR ENDED OCTOBER 31, 1999
                                    -------------------------------       -----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            3,142,999       $ 22,428,042        6,423,566       $ 46,976,312
Shares issued to shareholders in
  reinvestment of distributions          587,392          4,180,046        1,120,537          8,156,487
Shares reacquired                     (3,420,898)       (24,387,745)      (5,937,074)       (43,369,624)
                                      ----------       ------------       ----------       ------------
    Net increase                         309,493       $  2,220,343        1,607,029       $ 11,763,175
                                      ==========       ============       ==========       ============

Class C Shares
                                    SIX MONTHS ENDED APRIL 30, 2000         YEAR ENDED OCTOBER 31, 1999
                                    -------------------------------       -----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            1,129,182       $  8,033,149        1,932,707       $ 14,084,315
Shares issued to shareholders in
  reinvestment of distributions          141,219          1,002,039          274,329          1,991,571
Shares reacquired                     (1,127,084)        (8,019,732)      (2,649,473)       (19,311,424)
                                      ----------       ------------       ----------       ------------
    Net increase (decrease)              143,317       $  1,015,456         (442,437)      $ (3,235,538)
                                      ==========       ============       ==========       ============

Class I Shares
                                    SIX MONTHS ENDED APRIL 30, 2000         YEAR ENDED OCTOBER 31, 1999
                                    -------------------------------       -----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                               58,796       $    422,508            9,730       $     72,145
Shares issued to shareholders in
  reinvestment of distributions            2,194             15,753            3,738             27,444
Shares reacquired                        (51,949)          (373,720)          (4,364)           (32,121)
                                      ----------       ------------       ----------       ------------
    Net increase                           9,041       $     64,541            9,104       $     67,468
                                      ==========       ============       ==========       ============

(6) Line of Credit
The Fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended April 30, 2000, was $926. The Fund had no borrowings during the period.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                                   NUMBER OF
                                                                   CONTRACTS         PREMIUMS
---------------------------------------------------------------------------------------------
Outstanding, beginning of period -                                         4       $  540,392
Options written                                                           15        3,027,196
Options terminated in closing transactions                                (7)      (2,027,903)
Options exercised                                                         (2)        (220,756)
Options expired                                                           (3)        (150,139)
                                                                          --       ----------
Outstanding, end of period                                                 7       $1,168,790
                                                                          ==       ==========

Forward Foreign Currency Exchange Contracts
                                                                                            NET UNREALIZED
                                           CONTRACTS TO      IN EXCHANGE     CONTRACTS AT     APPRECIATION
                SETTLEMENT DATE         DELIVER/RECEIVE              FOR            VALUE    (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales       05/04/00 - 06/16/00  EUR         17,837,203      $16,937,414      $16,236,423       $  700,991
                       06/16/00  JPY      2,418,078,916       23,393,812       22,567,844          825,968
                       10/05/00  VEB      5,961,605,654        8,196,525        8,275,136          (78,611)
                       05/02/00  ZAR         64,640,255        9,772,828        9,540,293          232,535
                                                             -----------      -----------     ------------
                                                             $58,300,579      $56,619,696     $  1,680,883
                                                             ===========      ===========     ============
Purchases              06/16/00  AUD          5,477,351      $ 3,375,034      $ 3,197,082      $  (177,952)
            05/04/00 - 06/16/00  EUR         25,054,731       23,841,917       22,816,331       (1,025,586)
                       06/16/00  JPY      3,159,590,482       30,230,657       29,488,345         (742,312)
                       06/16/00  NZD            220,871          109,110          107,135           (1,975)
                       06/16/00  SEK            173,928           20,015           19,467             (548)
                       05/02/00  ZAR         36,073,391        5,652,727        5,324,093         (328,634)
                                                             -----------      -----------     ------------
                                                             $63,229,460      $60,952,453    $  (2,277,007)
                                                             ===========      ===========     ============

At April 30, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $635,117 with First Boston and $269,102 with Deutsche Bank, and a net payable of 1,497,229 with Merrill Lynch.

At April 30, 2000, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 2000, the Fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting less than 1% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                                     DATE OF      SHARE/PAR
DESCRIPTION                                      ACQUISITION         AMOUNT           COST           VALUE
----------------------------------------------------------------------------------------------------------
Atlantic Gulf Communities Corp.            9/21/89 - 9/25/95            100            --              $15
                                                                                                       ---
                                                                                                       $15
                                                                                                       ---

MFS(R) STRATEGIC INCOME FUND

TRUSTEES                                          ASSISTANT TREASURERS
Richard B. Bailey - Private Investor;             Mark E. Bradley*
Former Chairman and Director (until 1991),        Ellen Moynihan*
MFS Investment Management(R)                      James O. Yost*

Marshall N. Cohan - Private Investor              SECRETARY
                                                  Stephen E. Cavan*
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;            ASSISTANT SECRETARY
Professor of Surgery, Harvard Medical School      James R. Bordewick, Jr.*

The Hon. Sir J. David Gibbons, KBE - Chief        CUSTODIAN
Executive Officer, Edmund Gibbons Ltd.;           State Street Bank and Trust Company
Chairman, Colonial Insurance Company, Ltd.
                                                  INVESTOR INFORMATION
Abby M. O'Neill - Private Investor                For information on MFS mutual funds, call your
                                                  investment professional or, for an information
Walter E. Robb, III - President and Treasurer,    kit, call toll free: 1-800-637-2929 any
Benchmark Advisors, Inc. (corporate financial     business day from 9 a.m. to 5 p.m. Eastern time
consultants); President, Benchmark Consulting     (or leave a message anytime).
Group, Inc. (office services)
                                                  INVESTOR SERVICE
Arnold D. Scott* - Senior Executive               MFS Service Center, Inc.
Vice President, Director, and Secretary,          P.O. Box 2281
MFS Investment Management                         Boston, MA 02107-9906

Jeffrey L. Shames* - Chairman and Chief           For general information, call toll free:
Executive Officer, MFS Investment Management      1-800-225-2606 any business day from
                                                  8 a.m. to 8 p.m. Eastern time.
J. Dale Sherratt - President, Insight
Resources, Inc. (acquisition planning             For service to speech- or hearing-impaired,
specialists) Ward Smith - Former Chairman         call toll free: 1-800-637-6576 any business day
(until 1994), NACCO Industries (holding           from 9 a.m. to 5 p.m. Eastern time. (To use
company)                                          this service, your phone must be equipped with
                                                  a Telecommunications Device for the Deaf.)
INVESTMENT ADVISER
Massachusetts Financial Services Company          For share prices, account balances, exchanges,
500 Boylston Street                               or stock and bond outlooks, call toll free:
Boston, MA 02116-3741                             1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                  touch-tone telephone.
DISTRIBUTOR
MFS Fund Distributors, Inc.                       WORLD WIDE WEB
500 Boylston Street                               www.mfs.com
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
James T. Swanson*

TREASURER
W. Thomas London*

+Independent Trustee
*MFS Investment Management

MFS(R) STRATEGIC INCOME FUND                                    ------------
                                                                  BULK RATE
                                                                U.S. POSTAGE
                                                                    PAID
[Logo] M F S(R)                                                     MFS
INVESTMENT MANAGEMENT                                           ------------
  We invented the mutual fund(R)


500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                               MSI-3  06/00  28M  34/234/334/834